Exhibit 99.2

Universal Stainless & Alloy Products, Inc.

Nasdaq: USAP www.univstainless.com

December 2004

Guiding Strategy Since Inception

Focus on specialty steel niche markets

Aerospace Power Generation Petrochemical Tool Steel

Maintain positive employee relations Lower costs and make strategic investments Build stockholder value

Corporate History

1994 - Acquired idled facility in Bridgeville, PA

Melting and rolling semi-finished specialty steel products

1995 - Acquired Titusville, PA operation

Expand production capability for the aerospace, power generation markets

1998 - Added finished round bar capability

Bridgeville entry into finished product market

2002 - Acquired idled steel facility in Dunkirk, NY

Transforms company into fully integrated producer of specialty steel products

Business Model

Sales

Expand product offerings to niche markets

Maintain a competitive advantage by creating customized solutions to satisfy customer needs

Grow customer base

USAP End Market Sales

Strategic Focus on Niche Markets $30,000 $25,000 $20,000 $15,000 $10,000 $5,000

$-

1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04

Aerospace Power Gen Petrochemical Tool Steel

USAP Sales to Service Centers

The Addition of Dunkirk Has Contributed to Growth in Service Centers Sales

$16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000

$-

1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04

Universal Plate (Tool Steel) Universal Bar Dunkirk Bar Dunkirk Wire

USAP Total Backlog

Focus on Customized Solutions to Satisfy Customer Needs


(In Millions)
$70
$60
$50
$40
$30
$20
$10
$-
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04

7

Growth in Customer Base

500 450 400 350 300 250 200 150 100 50

0

2001 2002 2003 2004

Universal Segment Universal/Dunkirk Dunkirk Segment

Expand Customer Base

Build end-user customer base Increase flat roll product capability

Coil product for cutlery and saw blade markets Slab product for flat roll customers

Develop export potential

Business Model

Sales

Expand product offerings to niche markets Maintain a competitive advantage by creating customized solutions to satisfy customer needs Grow customer base

Operating Income

Reduce manufacturing costs through targeted CapEx Exercise pricing discipline Maintain tight control of fixed costs

Capital Expenditure Program

OBJECTIVE BENEFIT

Further reduce costs Increase customer satisfaction

Expand product line, new markets Expand customer base

Increase reliability and efficiencies Enter new niche markets

Increase manufacturing capacity

Capital Expenditure Program

2004 Investments Purpose

Add Annealing Furnaces: Respond to Growing

Ingot Demand for Niche Market

Billet Products Requiring Greater

Bar Annealing Capacity

Add Reheat Furnace:

Blooming Mill Enhance Ability to

Upgrade Fenn Mill at Respond to Economic

Titusville Recovery

Expand Roto-Bar Testing More Rapidly Translate

at Dunkirk

Backlog into Sales

Continue i2 Roll Out

2005 Capital Expenditure Program

Maintain business model objective

Upgrade, replace or supplement existing equipment

Investment plan priorities

Focus on Dunkirk needs Further reduce operating costs

Expand higher value added product offerings to niche markets

2004 Pricing Initiatives to Address Cost Escalation

Enhanced Surcharges

Raw Material Price Index

1Q04

280% Nickel surcharge premium 230% Iron surcharge

2Q04

180% Tool steel alloy surcharge

Manganese surcharge

130%

3Q04

80% Increased nickel

Dec-03 Mar-04 Jun-04 Sep-04 surcharge premium Nickel 100% 97% 95% 97% Chrome 100% 130% 135% 126% Base price increases

Iron 100% 144% 122% 189% Cover rising manufacturing

Moly 100% 141% 221% 255% costs

Fund capital investment

Business Model

Sales

Expand product offerings to niche markets

Maintain a competitive advantage by creating customized solutions to satisfy customer needs Grow customer base

Operating Income

Reduce manufacturing costs through targeted CapEx Exercise pricing discipline Maintain tight control of fixed costs

Balance Sheet

Carefully manage working capital Maintain low level of debt

Balance Sheet Highlights

September 2004

Working capital increased to $41.6M vs. $33.4M

Accounts receivable increased $9.9M

Balance approximates last 60 days of sales

Inventory, net of non-debt current liabilities, increased $3.6M

Raw material costs contained in WIP increased $5.6M

Total debt, net of cash, $10.1M

13.7% of total capitalization

$10.4M available on $15M PNC Line of Credit

The Model at Work

Net sales

Operating income/Net income

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004F

$120,000 $100,000 $80,000 $60,000

$40,000 $20,000 $ - $(20,000) $14,000 $12,000 $10,000

$8,000

$6,000

$4,000

$2,000 $-$(2,000)

CapEx Net sales Net income

Universal Stainless & Alloy Products Segment $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $ - $3,000 $2,000 $1,000 $ - $(1,000)

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04

Net sales Operating income

Net Sales

Dunkirk Specialty Steel Segment Profitability Breakthrough $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $ - $1,000 $500 $ - $(500) $(1,000)

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04

Net sales Operating income

Net Sales

Conclusion

Niche market strategy drives progress Dunkirk proving its potential Market accepting price recovery initiatives Strong balance sheet supports strategic investments to lower costs and accelerate growth

Safe Harbor

Forward looking statements have been provided pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from any future performance suggested during this presentation. Please refer to the discussion of risk factors detailed in the Company’s filings with the SEC during the past 12 months.